UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2024

INNOVEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19120 Kenswick Drive,
Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 346-398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Innovex International, Inc., a Delaware corporation formerly known as Dril-Quip, Inc. (the “Company”), to amend and supplement its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2024, in connection with the completion of the merger among the Company, Innovex Downhole Solutions, Inc., a Delaware corporation (“Pre-Merger Innovex”), Ironman Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub Inc.”), and DQ Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub LLC”), in accordance with the terms of the Agreement and Plan of Merger, dated as of March 18, 2024, as amended by the First Amendment to the Agreement and Plan of Merger, dated as of June 12, 2024 (the “Merger Agreement”), by and among the Company, Pre-Merger Innovex, Merger Sub Inc. and Merger Sub LLC, which provided for, among other things, (i) the merger of Merger Sub Inc. with and into Pre-Merger Innovex, with Pre-Merger Innovex continuing as the surviving entity (the “Surviving Corporation”) (the “First Merger”) and (ii) immediately following the First Merger, the merger of the Surviving Corporation with and into Merger Sub LLC (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity under the name “Innovex Downhole Solutions, LLC.”

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior 8-K to include (i) the historical financial statements of Pre-Merger Innovex described below and (ii) the pro forma financial information described below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Although Pre-Merger Innovex is now a direct subsidiary of the Company, for accounting purposes the Mergers are treated as a “reverse acquisition” and Pre-Merger Innovex is considered the accounting acquirer. Accordingly, as of the closing of the Mergers, Pre-Merger Innovex’s historical results of operations replaced the Company’s historical results of operations for all periods prior to the Mergers and, for all periods following the Mergers, the results of operations of both companies will be included in the Company’s financial statements. However, the historical financial statements of Pre-Merger Innovex filed with this Amendment relate to a pre-Mergers closing period, and therefore all such information presented relates to Pre-Merger Innovex on a standalone basis and not to the Company.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Innovex Downhole Solutions, Inc. as of December 31, 2023 and 2022 and for the three years ended December 31, 2023 and the Report of Independent Registered Public Accounting Firm issued by Grant Thornton LLP are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Innovex Downhole Solutions, Inc. as of June 30, 2024 and for the three and six months ended June 30, 2024 and 2023 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of June 30, 2024, for the six months ended June 30, 2024 and for the year ended December 31, 2023, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits:

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm for Innovex Downhole Solutions, Inc.

99.1	Audited consolidated financial statements of Innovex Downhole Solutions, Inc. as of December 31, 2023 and 2022 and for the three years ended December 31, 2023 and the Report of Independent Registered Public Accounting Firm issued by Grant Thornton LLP.

99.2	Unaudited condensed consolidated financial statements of Innovex Downhole Solutions, Inc. as of June 30, 2024 and for the three and six months ended June 30, 2024 and 2023.

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2024, for the six months ended June 30, 2024 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVEX INTERNATIONAL, INC.

By:	/s/ Adam Anderson
Adam Anderson
Chief Executive Officer

Date: September 16, 2024